Discretionary Managed Futures Strategy Fund

Class N – FUTEX

(a series of Northern Lights Fund Trust III)

Supplement dated January 22, 2016
to the Prospectus and Statement of Additional Information (“SAI”)
each dated July 29, 2015

______________________________________________________________________

Effective January 1, 2016, John K. Milne, the Chief Executive Officer and Chief Investment Officer of Milne, LLC d/b/a JKMilne Asset Management (the “Sub-Adviser”), is now also the Chief Investment Officer of Triumph Alternatives, LLC (the “Adviser”). Mr. Milne will also be serving as an Adviser portfolio manager managing the managed futures portion of the Fund’s strategy in addition to continuing to serve as a Sub-Adviser portfolio manager managing the fixed income portion of the Fund’s strategy. All references to Mr. Milne in the Prospectus and SAI are revised to include his new position with the Adviser in addition to his position with the Sub-Adviser.

In addition, also effective January 1, 2016, Robert Johnson no longer serves as a Portfolio Manager of the Fund. All references to Mr. Johnson in the Prospectus and SAI are removed.

The following information replaces similar information under the subsection entitled “Compensation” of the section entitled “Portfolio Managers” on page 24 of the SAI.

For services as Portfolio Manager to the Fund, Robert Vear and John K. Milne are compensated as a percentage of revenue earned by the Adviser. Mr. Milne is also compensated by the Sub-Adviser through a combination of base salary, discretionary bonus and equity participation.

For services as Portfolio Manager to the Fund, Deborah Wingerson and Brian Borneman are compensated by the Sub-Adviser through a combination of base salary and discretionary bonus.

______________________________________________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2015. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-985-9750.

Please retain this Supplement for future reference.